Exhibit 99.2

DISCLAIMER: These rules are intended for informational purposes and may not reflect the entire pay structure of the deal, particularly if any custom scripting was done.

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Principal Distribution Rules SNR_1:
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To AR, until retired
To 1A1, 1A2, 1A3, 1A4A, 1A4B, 1A5, allocated as follows:
Concurrently,
95.8450435227% as follows:
To 1A1, 1A2, in that order, until retired
To 1A3, 1A4A, 1A4B, pro rata, while outstanding

4.1549564773% to 1A5, until retired

Principal Distribution Rules SUBORD_1:
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To a component of B1, B2, B3, B4, B5, B6, allocated as follows:

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Principal Distribution Rules SNR_2:
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Concurrently,
95.8483792189% as follows:
Concurrently,
10.8885017422% to 2A1, until retired
89.1114982578% to 2A2, 2A3, in that order

4.1516207811% to 2A4, until retired
Principal Distribution Rules SUBORD_2:
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To a component of B1, B2, B3, B4, B5, B6, allocated as follows: